UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2023

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2023, the Board of Directors (the “Board”) of Public Service Enterprise Group Incorporated (“PSEG” or the “Company”) approved and adopted an amendment to the By-Laws of the Company (the “By-Laws”), effective as of that date, to revise Article IX, Section 5 of the By-Laws and lower the threshold needed to call a special meeting of the stockholders from the holders of the capital stock entitled to cast a majority of votes, to the holders of the capital stock entitled to cast at least 25% of the votes.

The By-Laws are filed herewith as Exhibit 3.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1	By-Laws of the Company, as amended and restated, effective February 14, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: February 17, 2023